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                                EATON CORPORATION
                         2007 ANNUAL REPORT ON FORM 10-K
                                   ITEM 15(B)
                                   EXHIBIT 21
                        SUBSIDIARIES OF EATON CORPORATION

Eaton is publicly held and has no parent corporation. Eaton's subsidiaries as of December 31, 2007 and the state or country in which each was organized are as follows:

Consolidated subsidiaries (A)                                    Where Organized
-----------------------------                                    ---------------
Argo-Tech Corporation Costa Mesa                                 California
Eaton MDH Company Inc.                                           California
Eaton Aerospace HiTemp Inc.                                      Colorado
Aeroquip International Inc.                                      Delaware
Argo-Tech Corporation                                            Delaware
Argo-Tech Corporation (Aftermarket)                              Delaware
Argo-Tech Corporation (OEM)                                      Delaware
Arrow Hose & Tubing (Delaware) Inc.                              Delaware
AT Holdings Corporation                                          Delaware
Durodyne Inc.                                                    Delaware
Eaton Administration Corporation                                 Delaware
Eaton Aerospace LLC                                              Delaware
Eaton Asia Investments Corporation                               Delaware
Eaton Aviation Corporation                                       Delaware
Eaton Aviation Products Corporation                              Delaware
Eaton Electrical de Puerto Rico Inc.                             Delaware
Eaton Electrical Inc.                                            Delaware
Eaton Filtration LLC                                             Delaware
Eaton Hydraulics Inc.                                            Delaware
Eaton International Corporation                                  Delaware
Eaton MDH Limited Partnership                                    Delaware
Eaton Nocadoli Holding LLC                                       Delaware
Eaton USEV Holding Company                                       Delaware
Eaton Worldwide LLC                                              Delaware
ERC Corporation                                                  Delaware
EIC Holding I LLC                                                Delaware
EIC Holding II LLC                                               Delaware
EIC Holding III LLC                                              Delaware
EIC Holding IV LLC                                               Delaware
EIC Holding V LLC                                                Delaware
EIC Holding VI LLC                                               Delaware
EIC Holding GP I                                                 Delaware
EIC Holding GP II                                                Delaware
EIC Holding GP III                                               Delaware
EIC Holding GP IV                                                Delaware
Intelligent Switchgear Organization LLC                          Delaware
Modern Molded Products, Inc.                                     Delaware
Tractech Holdings Inc.                                           Delaware
Tractech Inc.                                                    Delaware
U.S. Engine Valve                                                Delaware
Vickers International Inc.                                       Delaware
Aphel Technologies Inc.                                          Florida
CAPCO Automotive Products Corporation                            Michigan
Eaton Aeroquip Inc.                                              Michigan
Eaton Inoac Company                                              Michigan
Aeroquip-Vickers, Inc.                                           Ohio
Eaton Electrical IDT Inc.                                        Ohio
Eaton Leasing Corporation                                        Ohio
Arrow Hose & Tubing (USA), Inc.                                  Texas


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
Cutler-Hammer de Argentina S.A.                                  Argentina
Eaton Power Quality S.A.                                         Argentina
Eaton S.A.                                                       Argentina
Eaton Electric Systems Pty. Ltd.                                 Australia
Eaton Finance Pty. Ltd.                                          Australia
Eaton Industries Pty. Ltd.                                       Australia
Eaton Power Quality Pty. Ltd.                                    Australia
Eaton Pty. Ltd.                                                  Australia
Vickers Systems Pty. Ltd.                                        Australia
Eaton Holding G.m.b.H.                                           Austria
Aeroquip-Vickers Assurance Ltd.                                  Barbados
Eaton Holding Srl                                                Barbados
Eaton Electric S.A.                                              Belgium
Eaton Filtration, BVBA                                           Belgium
Aeroquip-Vickers International Inc.                              Bermuda
Cambridge International Insurance Company Ltd                    Bermuda
Eaton Services Limited                                           Bermuda
Saturn Insurance Company Ltd.                                    Bermuda
Aeroquip do Brasil, Ltda.                                        Brazil
Eaton Ltda.                                                      Brazil
Eaton Power Solutions Ltda.                                      Brazil
Senyuan International Investments Limited                        British Virgin Islands
Team Achieve Investments Limited                                 British Virgin Islands
Winner Hydraulics Ltd.                                           British Virgin Islands
Aeroquip-Vickers Canada, Inc.                                    Canada
Arrow Hose & Tubing, Inc.                                        Canada
Eaton ETN Offshore Company                                       Canada
Eaton Power Quality Company                                      Canada
Eaton Yale Company                                               Canada
1057584 Ontario Inc.                                             Canada
Cutler-Hammer Electrical Company                                 Cayman Islands
Cutler-Hammer Industries Ltd.                                    Cayman Islands
Eaton Holding III Limited                                        Cayman Islands
Georgetown Financial Services Ltd.                               Cayman Islands
Senyuan International Holdings Limited                           Cayman Islands
Changzhou Lanling Electrical Co., Ltd.                           China
Changzhou Senyuan Switch Co. Ltd.                                China
Eaton (China) Investments Co., Ltd.                              China
Eaton Electrical (Suzhou) Co., Ltd.                              China
Eaton Fast Gear (Xi'an) Co., Ltd.                                China
Eaton Filtration (Shanghai) Co. Ltd.                             China
Eaton Fluid Conveyance (Luzhou) Co., Ltd.                        China
Eaton Fluid Power (Jining) Co., Ltd.                             China
Eaton Fluid Power (Shanghai) Co., Ltd.                           China
Eaton Hydraulics Systems (Jining) Co. Ltd.                       China
Eaton Industries (Shanghai) Co. Ltd .                            China
Eaton Industries (Wuxi) Co. Ltd.                                 China
Eaton Industrial Clutches and Brakes (Shanghai) Co., Ltd.        China
Eaton (Ningbo) Fluid Conveyance Co. Ltd.                         China
Eaton Power Quality (Shanghai) Co., Ltd.                         China
Eaton Senstar Automotive Fluid Connectors (Shanghai) Co., Ltd.   China
Eaton Truck and Bus Components (Shanghai) Company, Ltd.          China
Hangzhou Eaton Power Quality Co., Ltd.                           China
Shanghai Eaton Engine Components Company, Ltd.                   China
Zhenjiang Eaton Electrical Systems Company Limited               China
Eaton Electrical S.A.                                            Costa Rica
Eaton Electric s.r.o.                                            Czech Republic
Eaton Industries s.r.o.                                          Czech Republic
Eaton Electric ApS                                               Denmark


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
Cutler-Hammer, S. A.                                             Dominican Republic
Eaton Holec, OY                                                  Finland
Eaton Power Quality Oy                                           Finland
Eaton Aviation S.A.S.                                            France
Eaton Power Quality Holding S.A.S.                               France
Eaton Power Quality S.A.S.                                       France
Eaton Power Solutions S.A.S                                      France
Eaton SAS                                                        France
Eaton Technologies S.A.                                          France
Eaton Automotive G.m.b.H.                                        Germany
Eaton Filtration G.m.b.H.                                        Germany
Eaton Filtration Holdings G.m.b.H.                               Germany
Eaton Fluid Connectors G.m.b.H                                   Germany
Eaton Fluid Power G.m.b.H.                                       Germany
Eaton Holding G.m.b.H.                                           Germany
Eaton Holding II G.m.b.H. and Co. KG                             Germany
Eaton Holding Investments G.m.b.H & Co. KG                       Germany
Eaton Power Quality G.m.b.H                                      Germany
Eaton Filtration Limited                                         Hong Kong
Eaton Power Quality Limited                                      Hong Kong
Team Billion Investment Limited                                  Hong Kong
Vickers Systems Limited                                          Hong Kong
Eaton Industries Private Ltd.                                    India
Eaton Industrial Systems Private Limited                         India
Eaton Power Quality Private Limited                              India
Eaton Technologies Private Limited                               India
Vickers Systems International Ltd.                               India
PT Fluid Sciences Batam                                          Indonesia
Tractech (Ireland) Limited                                       Ireland
Eaton Fluid Power Srl                                            Italy
Eaton Srl                                                        Italy
Eaton Filtration Ltd.                                            Japan
Eaton Fluid Power Limited                                        Japan
Eaton Japan Co., Ltd.                                            Japan
Eaton Holding S.a r.l.                                           Luxembourg
Eaton Holding II S.a.r.l.                                        Luxembourg
Eaton Holding III S.a.r.l.                                       Luxembourg
Eaton Holding IV S.a.r.l.                                        Luxembourg
Eaton Holding V S.a.r.l.                                         Luxembourg
ETN Asia International Limited                                   Mauritius
ETN Holding 1 Limited                                            Mauritius
ETN Holding 2 Limited                                            Mauritius
ETN Holding 3 Limited                                            Mauritius
Eaton Electric Manufacturing Holdings Sdn. Bhd.                  Malaysia
Eaton Electric Switchgear Sdn. Bhd.                              Malaysia
Eaton Technologies S. de R.L. de C.V.       .                    Mexico
Eaton Controls, S. de R.L. de C.V.                               Mexico
Eaton Electrical Mexicana S. de R.L. de C.V.                     Mexico
Eaton Industries S. de R.L. de C.V.                              Mexico
Eaton Trading Company, S. de R.L. de C.V.                        Mexico
Eaton Truck Components, S. de R.L. de C.V.                       Mexico
Eaton Power Quality s.a.r.l.                                     Morocco
Eaton B.V.                                                       Netherlands
Eaton C.V.                                                       Netherlands
Eaton Electric B.V.                                              Netherlands
Eaton Holding B.V.                                               Netherlands
Eaton Holding I B.V.                                             Netherlands
Eaton Holding II B.V.                                            Netherlands
Eaton Holding III B.V.                                           Netherlands


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
Eaton Holding IV B.V.                                            Netherlands
Eaton Holding V B.V.                                             Netherlands
Eaton Holding International I B.V.                               Netherlands
Eaton Holding International II B.V.                              Netherlands
Eaton Industries B.V.                                            Netherlands
Eaton International B.V.                                         Netherlands
Eaton Finance N.V.                                               Netherlands Antilles
Eaton Power Quality Company                                      New Zealand
Vickers Systems Limited                                          New Zealand
Eaton Automotive Components Spolka z o.o.                        Poland
Eaton Automotive Spolka z o.o.                                   Poland
Eaton Automotive Systems Spolka z o.o.                           Poland
Eaton Truck Components Spolka z o.o.                             Poland
Eaton Madeira SGPS Lda                                           Portugal
Aeroquip Singapore Pte. Limited                                  Singapore
Eaton Electrical Pte. Ltd.                                       Singapore
Eaton Filtration Pte. Ltd.                                       Singapore
Eaton Power Quality Pte. Ltd.                                    Singapore
Vickers Systems Asia Pacific Pte. Ltd.                           Singapore
Eaton Electric Solutions s.r.o.                                  Slovak Republic
Aeroquip (South Africa) Pty. Ltd.                                South Africa
Eaton Truck Components (Pty.) Limited                            South Africa
Eaton Automotive Controls Limited                                South Korea
Eaton Limited                                                    South Korea
Aeroquip Iberica S.L.                                            Spain
Eaton S.L.                                                       Spain
Productos Eaton Livia S.L.                                       Spain
Eaton Holec, AB                                                  Sweden
Eaton Power Quality AB                                           Sweden
Eaton Industries Manufacturing G.m.b.H.                          Switzerland
Eaton Manufacturing Limited Partnership                          Switzerland
Modern Molded Products Limited                                   Taiwan
Rubberon Technology Corporation Limited                          Thailand
Aphel Ltd.                                                       United Kingdom
Aphel Technologies Ltd.                                          United Kingdom
Carter Ground Fueling                                            United Kingdom
Eaton Aerospace Limited                                          United Kingdom
Eaton Electric, Ltd                                              United Kingdom
Eaton Filtration Limited                                         United Kingdom
Eaton Holdings, Ltd                                              United Kingdom
Eaton Industries Limited                                         United Kingdom
Eaton, Ltd                                                       United Kingdom
Eaton Power Quality Ltd.                                         United Kingdom
Eaton Power Solutions Ltd.                                       United Kingdom
Ultronics, Ltd.                                                  United Kingdom
Eaton Electrical, S.A.                                           Venezuela

(A) Other Eaton subsidiaries, many inactive, are not listed above. If considered in the aggregate, they would not be material.